Exhibit 99.2

Advancing NET - Targeted Therapies for Immune - Driven Diseases and Cancer INVESTOR PRESENTATION SEPTEMBER 2026

2 This communication contains “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed transaction ; the combined company’s listing on Nasdaq after closing of the proposed transaction ; expectations regarding the ownership structure of the combined company ; the anticipated timing of closing ; each company’s and the combined company’s expected cash position at the closing of the proposed transaction and cash runway of the combined company ; the future operations of the combined company ; the nature, strategy and focus of the combined company ; the development and commercial potential and potential benefits of NucleoCapture and DNase ; anticipated clinical drug development activities and related timelines, including the expected timing for data and other clinical results ; the competitive landscape of the combined company ; and other statements that are not historical fact . All statements other than statements of historical fact contained in this communication are forward - looking statements . These forward - looking statements are made as of the date they were first issued, and were based on the then - current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management . Forward - looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Xenetic Biosciences , Santersus or the combined company’s control . Actual results could differ materially from those stated or implied in forward - looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to timely obtain shareholder approval for the transaction, if at all ; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Xenetic Biosciences and Santersus to consummate the proposed transaction ; (iii) risks related to each parties’ ability to manage its operating expenses and its expenses associated with the proposed transaction pending closing ; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi - governmental entity necessary to consummate the proposed transaction ; (v) the risk that as a result of adjustments to the exchange ratio, Xenetic Biosciences shareholders and Santersus stockholders could own more or less of the combined company than is currently anticipated ; (vi) risks related to the market price of Xenetic Biosciences common stock relative to the value suggested by the exchange ratio ; (vii) unexpected costs, charges or expenses resulting from the transaction ; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction ; (ix) the uncertainties associated with Xenetic Biosciences platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials ; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its clinical programs ; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom ; (xii) risks related to the failure to realize any value from product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market ; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed transaction, including with respect to future financial and operating results ; (xiv) risks related to the inability of the combined company to maintain compliance with Nasdaq listing requirements following the closing of the proposed transaction, and the potential need for the combined company to effect a reverse stock split in order to satisfy Nasdaq listing requirements ; (xv) risks related to the combined company raising additional working capital and financing its business ; and (xvi) the other factors discussed under the heading “Risk Factors” in Xenetic Biosciences’ most recent Annual Report on Form 10 - K and other filings with the U . S . Securities and Exchange Commission (the “SEC”), among others . Actual results and the timing of events could differ materially from those anticipated in such forward - looking statements as a result of these risks and uncertainties . These and other risks and uncertainties are more fully described in filings that Xenetic Biosciences makes and will make with the SEC in connection with the proposed transaction, including the Proxy Statement described below under “Additional Information and Where to Find It . ” You should not place undue reliance on these forward - looking statements, which are made only as of the date hereof or as of the dates indicated in the forward - looking statements . Xenetic Biosciences , Santersus and the combined company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based . Xenetic Biosciences and Santersus obtained the industry, market and competitive position data used throughout this presentation from its own internal estimates and research, as well as from industry and general publications, and research, surveys and studies conducted by third parties . Internal estimates are derived from publicly available information released by industry analysts and third - party sources, Xenetic Biosciences and Santersus internal research and its industry experience, and are based on assumptions made by Xenetic Biosciences and Santersus based on such data and its knowledge of the industry and market, which it believes to be reasonable . In addition, while Xenetic Biosciences and Santersus believes the industry, market and competitive position data included in this presentation is reliable and based on reasonable assumptions, Xenetic Biosciences and Santersus has not independently verified any third - party information, and all such data involve risks and uncertainties and are subject to change based on various factors . This presentation contains trademarks, services marks, trade names and copyrights of Xenetic Biosciences and Santersus and other companies, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade name or products in this presentation is not intended to, and does not imply, a relationship with Xenetic Biosciences and Santersus , or an endorsement of sponsorship by Xenetic Biosciences and Santersus . Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade name . Additional Information and Where to Find It This communication relates to the proposed acquisition transaction involving Xenetic Biosciences and Santersus and may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transac ti on, Xenetic Biosciences will file with the SEC a proxy statement (“Proxy Statement”) and Registration Statement on Form S - 1 (“Registration Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT, REGISTRATION STATEMENT, AND OTHER RELEVANT DOCUMENTS FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUME NTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, RELATED MATTERS AND THE PARTIES TO TH E PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the Proxy Statement, the Registration Statement, and other relevant doc uments (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.go v. Copies of the documents (when they become available) filed with the SEC by Xenetic Biosciences will be available free of charge on Xene tic Biosciences’ website at http://xeneticbio.com. Participants in the Solicitation Xenetic Biosciences and its directors and executive officers and Santersus and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholde rs of Xenetic Biosciences in connection with the proposed transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Xenetic Biosciences an d o ther persons who may be deemed to be participants in the solicitation of stockholders of Xenetic Biosciences in connection wi th the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the proposed transaction, which will be filed with the SEC. Additional information about Xenetic B io sciences, the directors and executive officers of Xenetic Biosciences and their ownership of Xenetic Biosciences common stock can also be f oun d in its Annual Report on Form 10 - K for the year ended December 31, 2025, as filed with the SEC on March 12, 2026, and its defin itive proxy statement, as filed with the SEC on October 31, 2025, and other documents subsequently filed by Xenetic Biosciences wit h t he SEC. Free copies of these documents may be obtained as described above. To the extent holdings of Xenetic Biosciences secu rit ies by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or are ex pected to be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 f iled with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by sec urity holdings or otherwise, will be included in the Proxy Statement relating to the Proposed Transaction when it is filed wi th the SEC. No Offer or Solicitation This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitat ion of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except b y means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance wi th applicable law. Disclaimer

Pioneering Breakthrough NET-Targeted Therapies to Transform the Treatment Paradigm of Immune-Driven Diseases and Cancer

SANTERSUS | Xenetic BIOSCIENCES

Positive clinical outcomes with no adverse events across **80+ compassionate use cases in patients with sepsis, autoimmune disease and cancer treated with NucleoCapture® and DNase**

Extensive IP portfolio through 2038 and potential to extend 20 years with each indication

TERUMO | World-leading medical device company invested in Series A

4 Clinical Stage Programs Targeting Multibillion-Dollar Markets:

Sepsis	Systemic Lupus Erythematosus	Liver Transplantation	Large B-Cell Lymphoma
~$5.6 Billion[1]	~$3.4 Billion[2]	~$1.6 Billion[3]	~$8.7 Billion[4]

NET-Targeting Platforms

NucleoCapture®

Blood purification device designed to selectively remove circulating NETs

- Two FDA Breakthrough Device Designations
- Lead program targeting potential EU market launch in Q2 2028
- Extracorporeal device pathway offers faster and more capital-efficient route to approval

DNase

Systemic DNase enzyme platform designed to degrade NETs in tissues and blood

Investigator-initiated study in Israel in combination with CAR T cells for large B-cell lymphoma initiated by Tel-Aviv Sourasky team, with initial efficacy data expected in Q2 2027

1. Grand View Research, "Sepsis Therapeutics Market Size, Share & Trends Analysis Report, 2025–2030," accessed September 1, 2026; 2. Mordor Intelligence, Systemic Lupus Erythematosus: Market Share Analysis, Industry Trends & Statistics, Growth Forecasts, 2026–2031, May 2026; 3. Grand View Research, *Lymphoma Treatment Market Size, Share & Trends Analysis Report, 2025–2030*, updated July 2026; 4. Persistence Market Research, *Liver Transplantation Market Size, Share, and Growth Forecast, 2026–2033*, June 2026.

3

SANTERSUS | Xenetic BIOSCIENCES

Definitive Share Exchange Agreement to Create Global Leader in NET-Targeting Therapeutics

Advancing a Pipeline of Multiple Billion-Dollar Opportunities

SANTERSUS

NucleoCapture®

Blood Purification Device for Circulating NETs

Removes NETs directly from circulation via extracorporeal blood purification

Targeting high levels of circulating NETs in the blood



Two Complementary Technologies. One Target.

Neutrophil Extracellular Traps (NETs)

Xenetic BIOSCIENCES

DNase

Pharmacological / Enzymatic for Tissue Based NETs

Degrades NETs within solid tissue via enzymatic digestion of the NET DNA backbone

Targets NETs embedded in tissue and the tumor microenvironment

A Shared Mechanistic Basis

- Target pathogenic NETs as the common upstream driver of disease
- Complementary, not redundant: together addressing NET burden across both circulating and tissue-resident compartments

4

Excessive and Persistent NETs Are Convergent Upstream Driver of Inflammation, Tissue Injury, Immune Dysregulation and Treatment Resistance

SANTERSUS | Xenetic BIOSCIENCES

Neutrophil extracellular traps (NETs) are web-like structures composed of DNA, histones and antimicrobial proteins released by activated neutrophils to trap and neutralize pathogens. Unchecked NET accumulation in blood and tissues triggers a destructive cascade that damages tissue, dysregulates immunity, and accelerates disease progression

Immune and Inflammatory Disease

- Breach endothelial barriers and destroy surrounding tissue
- Perpetuate chronic inflammation and drive immune dysregulation
- Expose autoantigens and fuel autoimmune attack
- Drive immunothrombosis, microvascular obstruction and organ failure

Oncology

- Shield tumor cells from T cell and NK-cell attack
- Inactivate cytotoxic T cells and CAR T cells
- Capture circulating tumor cells and support metastatic seeding
- Reprogram the tumor microenvironment and reactivate dormant tumor cells
- Drive resistance to chemotherapy, checkpoint inhibitors and radiotherapy

A Validated Driver Across Multiple Serious Disease Areas

Critical Illness | Autoimmune Disease | Transplantation | Cancer | Cardiovascular Disease | Neurodegeneration | Kidney Disease | Lung Disease

5

Advancing Two NET-Targeted Platforms Across Immune-Driven Diseases and Cancer

SANTERSUS | Xenetic BIOSCIENCES

THERAPEUTIC BLOOD PURIFICATION DEVICE PIPELINE

PROGRAM	INDICATIONS	INITIAL CLINICAL STAGE	PIVOTAL CLINICAL TRIAL	APPROVAL	KEY HIGHLIGHTS
NucleoCapture®	**Sepsis** in Combination with SoC				• Recruitment in progress • Interim analysis and CE Mark submission: Q4 2027 • EU market launch: Q2 2028
	Systemic Lupus Erythematosus (SLE) in Combination with SoC				• Start of pivotal study: Q4 2026 • Interim analysis: Q4 2027
	Liver Graft Perfusion in Combination with OrganOx Metra Device				• sPMA submission: Q3 2027 • US market launch: Q3 2028

SYSTEMIC BIOLOGIC THERAPEUTIC PIPELINE

PROGRAM	INDICATIONS	PRECLINICAL	IND ENABLING	PHASE 1	PHASE 2/3	KEY HIGHLIGHTS
DNase	**Large B-Cell Lymphoma** in Combination with anti-CD-19 CAR T cells					• Investigator-initiated study in advanced LBCL with CD19 CAR T[1] • Recruitment in progress • Proof-of-concept data: Q2 2027

1. Investigator-initiated study being conducted at the Tel Aviv Sourasky University Medical Center in Israel

Note: Actual milestones and timeline may vary, as they are based on current expectations, estimates and projections regarding future events. There can be no assurance that the milestones will be achieved within the timeframes indicated, or at all.

6

7 NucleoCapture ®: FDA - Designated Breakthrough Treatment for Sepsis Proprietary therapeutic blood purification device that physically bind to and remove NETs from blood circulation without affecting neutrophils defensive functions Ongoing pivotal multicenter study, up to 350 patients with sepsis and respiratory failure in EU and US Independent studies in over 3,000 sepsis ICU patients show elevated NET level are associated with increased risk of mortality, septic shock, organ failure and ARDS Designed for rapid deployment in acute and critical - care settings Integrates with standard plasma - separation equipment with no additional hospital capital expenditure Breakthrough Designation from US FDA for Sepsis

Demonstrated 100% 7-Day Survival with Rapid, Repeated Reductions in Circulating NET Levels in Sepsis Patients

SANTERSUS | Xenetic BIOSCIENCES

Reduction in Circulating Net Levels


Circulating NET Level, ng/mL
1250
1000
750
500
250
n=10
Treatment
Treatment
Treatment
D1 Before the session
D1 After 1 CPV
D1 After 2 CPV
D1 After 3 CPV
D1 After the session
D2 Before the session
D2 After 1 CPV
D2 After 2 CPV
D2 After 3 CPV
D2 After the session
D3 Before the session
D3 After 1 CPV
D3 After 2 CPV
D3 After 3 CPV
D3 After the session

Circulating NET levels declined after each treatment session and remained below the initial pretreatment level across the treatment course.

Reduction in Key Biomarkers


Reduction of CRP, mg/L
-39,4%
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
144.3
87.4
Before After
Reduction of Procalcitonin, ng/ml
-78,8%
6.0
5.0
4.0
3.0
2.0
1.0
0.0
4.6
1.2
Before After
Reduction of NGAL, ng/mL
-47,3%
2500
2000
1500
1000
500
0
2348.51
1236.59
Before After
Reduction in SOFA Score
-42,6%
6.0
5.0
4.0
3.0
2.0
1.0
0.0
5.4
3.1
Before After

- ✓ **32 NucleoCapture® treatment sessions in 10 extremely sick sepsis patients**
- ✓ **Demonstrated to be safe and well tolerated with no adverse events**
- ✓ **Consistently reduced inflammation, organ damage and vasopressor dependence**

8

SANTERSUS | Xenetic BIOSCIENCES

Ongoing Pivotal Multicenter Study for Treatment of Sepsis and Respiratory Failure

Study Design

Number of Subjects: up to 350

Treatment: SoC or SoC + NucleoCapture®

Randomized: 1:1

Primary Effectiveness Endpoint:
Composite outcome evaluated using win ratio methodology:
- All-cause mortality through Day 28 / Organ Support-Free Days (OSFD) through Day 28

First time ever FDA agrees on primary composite endpoint of 28-day mortality and OSFD

Anticipated Development Path to Potential Commercialization in US and EU

- First Interim Analysis (100 Patients) — Q4 2027
- Q4 2027 — EU Regulatory Submission
- Distribution Agreement Executed — Q4 2027
- Q2 2028 — CE Certificate and EU Market Launch
- Enrollment Completed — Q2 2029
- Q2 2029 — PMA Submission
  Mortality benefit is the sepsis graveyard
  Probability of success for the composite endpoint is much higher
- PMA Approval and US Market Launch — Q4 2029

Concurrent Medicare Coverage via RAPID

9

SANTERSUS | Xenetic BIOSCIENCES

NucleoCapture®: FDA-Designated Breakthrough Treatment for SLE

In a retrospective analysis of compassionate use cases (n=10), **three treatments** were associated with **immediate** powerful reduction of of disease activity, clinical manifestations and broad quality-of-life improvements

54% Reduction in Disease Activity [1]

Median SLEDAI-2K decreased from 17.5 to 8.0 after three treatments p=0.009

Resolution of Key Clinical Manifestations

Vasculitis resolved in 5 of 5 patients
Polyarthritis resolved in 3 of 5 patients
Fever resolved without additional NSAIDs or steroids

Significant Attenuation of Autoimmune and Inflammatory Response

Significant reductions in anti-dsDNA, anti-ssDNA and HMGB1

Significant Decrease in Anxiety

Trends towards improvement of physical health, pain, emotional health and fatigue

- ✓ **No add on immunosuppression**
- ✓ **Quick onset of action**
- ✓ **Potential to control Type II symptoms**

Improvement in Key Indicator	Before	After the Course of Procedures
Lupus Disease Activity[1]		
SLEDAI, Me [25th; 75th percentiles]	17.5 [10; 25]	8.0 [4; 12]
Lupus QoL		
Physical Health (↑ = Improvement)	57.8 [42.2; 67.2]	76.6 [51.6; 92.2]
Pain (↑ = Improvement)	58.3 [41.7; 70.8]	87.5 [66.7; 91.7]
Emotional health (↑ = Improvement)	60.4 [25; 77.1]	75.0 [52.1; 85.4]
Fatigue Improvement (↑ = Improvement)	53.1 [15.6; 71.9]	65.6 [25.0; 78.1]
HADS		
HADS — anxiety	9 [6; 15]	4 [3; 13]
HADS — depression	7 [3.5; 10]	6 [1; 8]
FACIT-Fatigue		
Total FACIT-Fatigue score	24.5 [14.5; 37]	37.5 [20.5; 46.5]

Standard of Care Treatment Typically Takes 6 Months to Achieve Comparable Reductions of Disease Activity[1]

1. Aringer M, et al. Lupus Sci Med. 2025;12(1):e001336. doi:10.1136/lupus-2024-001336

10

SANTERSUS | Xenetic BIOSCIENCES

NucleoCapture®: Restoring Viability in Donor Organs During *Ex Vivo* Machine Perfusion

Liver Revitalization



Before



After 6 hour Perfusion


metra


NUCLEOCAPTURE
STERILE
LOT

- Targeting a 15-month FDA regulatory pathway through a supplement to the existing OrganOx metra® PMA
- Improved viability-associated parameters in 8 discarded human liver grafts meeting *ex vivo transplantation* criteria
- Significantly improved graft function and metabolic recovery and reduced inflammation on modelling of transplantation
- TERUMO, a strategic investor in SANTERSUS, acquired OrganOx for $1.5 billion in 2025

~84% Reduction in Circulating NETs

13.54 ± 8.53 to 2.21 ± 0.69 μg/mL
From hour 1 to hour 12 of NMP

~67% Reduction in Lactate

13.54 ± 8.53 to 2.21 ± 0.69 μg/mL
From hour 1 to hour 12 of NMP

*DCD = Donation After Circulatory Death

11

12 DNase for LBCL: Overcoming Tumor Immune Evasion EGFR CAR T EGFR CAR T plus DNase Metastatic melanoma node; Green and yellow = NETosis area DNase driven survival benefit in mouse model of human lymphoma ( NSG/Raji) Removal of barrier to CAR T cells Deoxyribonuclease I (DNase) is a human endonuclease enzyme responsible for degrading NETs in tissues and blood via enzymatic cleavage of NETs DNA backbone • Investigator - initiated study in 12 patients with LBCL in combination with CAR T ongoing • Designed to be universal CAR T adjunct platform for hematologic and solid tumors acting by reversing tumor induced immunosuppression • Encouraging preclinical data and clinical compassionate use data suggesting clinical efficacy of combination of DNase with CAR T cells • Potential to reduce tumor induced immunosuppression

SANTERSUS | Xenetic BIOSCIENCES

Leadership and Development Team



James Ladtkow BSME, MBA
Chief Executive Officer

35+ years in medical device development. Led clinical development and approval of the Spectra Optia therapeutic apheresis system

TERUMO BLOOD AND CELL TECHNOLOGIES



Andrew Aswani, MD PhD MRCP FRCA EDIC FFICM
Chief Medical Officer and SAB Chairman

Consultant in Intensive Care Medicine and Anaesthesia. PhD research on circulating cfDNA in shock states

NHS Guy's and St Thomas' NHS Foundation Trust



Dmitry Genkin, MD
Chief Scientific Officer

Founder of the Santersus. inventor of 20+ patents in NETosis and cell-free DNA therapeutics



Elisabeth Barabash, BS, MS
Chief Clinical Operations

13+ years in clinical operations. Prior industry experience at Pfizer and AstraZeneca

AstraZeneca Pfizer



Aleksander Zaporoztsev
Chief Financial Officer

Over 20 years of financial experience, 10 of those years of financial and management expertise in the biopharmaceutical industry

AMBER TRUST PRFOODS



Alexey Stepanov, II, MS, PhD
Head of Immunooncology

Dr. Stepanov develops advanced immuno-oncology therapies, specializing in CAR T cell engineering and solid tumors

Scripps Research



Paul Rowden, BS, MS
Head of Quality

27+ years as regulatory partner for medical devices and IVD manufacturers in 30+ countries. 600+ first time approval across FDA 510(k), CE, UKCA, ISO 13485, MDSAP and CMDR

Abbott



Marianna Lupi, BS,MS
PRRC

International regulatory and clinical affairs executive with extensive Class II and III medical device expertise

PHILIPS

13

Upcoming Value Driving Milestones

NucleoCapture® Sepsis

- **Q4 2027** First Interim Analysis (100 patients)
- **Q4 2027** EU Regulatory Submission
- **Q4 2027** Exclusive Distribution Agreement
- **Q2 2028** CE Certification and EU Market Launch
- **Q2 2029** Enrollment Completed
- **Q2 2029** PMA Submission
- **Q4 2029** PMA Approval and US Market Launch

NucleoCapture® SLE Program

- **Q1 2027** First Patient In
- **Q4 2027** Interim Analysis
- **Q4 2027** Exclusive Distribution Agreement
- **Q4 2028** Enrollment Completed
- **Q4 2028** EU Regulatory Submission
- **Q2 2029** CE Certification and EU Market Launch
- **Q4 2029** Initiate US Pivotal Study with Potential Partner

NucleoCapture® Liver Transplantation Program

- **Q1 2027** Exclusive License and Supply Agreement
- **Q3 2027** sPMA Submission
- **Q3 2028** sPMA Approval and US Market Launch

DNase Large B-Cell Lymphoma Program

- **Q2 2027** Enrollment Completed (12 patients)
- **Q2 2027** Primary Efficacy Readouts
- **Q2 2028** Secondary Efficacy Readouts
- **Q3 2028** Initiate US Phase 2 Study with Potential Partner

Note: Actual milestones and timeline may vary, as they are based on current expectations, estimates and projections regarding future events. There can be no assurance that the milestones will be achieved within the timeframes indicated, or at all.

14

15 Positioned to Lead the Emerging Field of NET - Targeted Therapeutics Building an integrated therapeutic portfolio around NETs, an increasingly recognized driver of disease progression across immune - driven diseases and cancer Four prioritized programs spanning sepsis, SLE, liver transplantation and large B - cell lymphoma Lead NucleoCapture ® programs targeting regulatory submissions beginning in 2027 and a potential first EU market launch in 2028 Diversified Pipeline Clear Path Toward Potential Commercialization Two complementary platforms designed to address the issues of excessive or persistent NETs Growing clinical and regulatory momentum Targeting multi - billion - dollar indications with significant unmet needs Multiple key value - driving milestones expected over the next 12 - 24 months

16 Transaction Highlights Proposed Transaction is Expected to Close in the Fourth Quarter of 2026 1 Santersus will become a wholly owned subsidiary of Xenetic and will continue as the operating business of the combined company . Combined company is expected to trade on Nasdaq under the ticker symbol “SNTS . ” Combined Company 1. Subject to approval by the stockholders of Xenetic At closing, each outstanding Santersus share will be exchanged for shares of Xenetic common stock . Outstanding unexercised Santersus options will be assumed by Xenetic and converted into options to purchase Xenetic common stock . Definitive Share Exchange Agreement Pre - transaction Santersus shareholders are expected to own approximately 85 % of the combined company and pre - merger Xenetic stockholders are expected to own approximately 15 % of the combined company, subject to adjustment . Ownership

Advancing NET - Targeted Therapies for Immune - Driven Diseases and Cancer Thank you!

Appendix

NucleoCapture®: Breakthrough Treatment for SLE

NucleoCapture® is designed to selectively remove circulating NETs, potentially reducing the autoantigen and inflammatory burden without suppressing immune cells.


1
Neutrophil Activation
2
NET Formation and Persistence
3
Autoantigen Exposure
4
Autoantibodies and Immune Complexes
5
Type I Interferon and Inflammation
Self-Reinforcing NET Cycle and Disease Amplification
NucleoCapture®
Removes circulating NETs

Excessive NET formation and impaired clearance expose autoantigens, amplify type I interferon signaling and contribute to tissue injury.

Rapid, clinically meaningful improvement in disease activity, including a 54% reduction in median SLEDAI-2K after three treatments.

Broad quality-of-life improvements including physical health, pain, fatigue and emotional well-being, with a significant reduction in anxiety.

Demonstrated clinical responses without escalation of immunosuppression, including no increase in other immunosuppressive therapies or steroids.

Compelling compassionate-use responses across severe autoimmune diseases, including disease control, dialysis independence and improved cardiac function.

19

SLE: Significant Reduction in SLE Disease Activity in Retrospective Analysis

54% Reduction in Disease Activity

- Median SLEDAI-2K decreased from **17.5 to 8.0** after three treatments **p=0.009**

Resolution of Key Clinical Manifestations

- **Vasculitis** resolved in 5 of 5 patients
  Polyarthritis resolved in 3 of 5 patients
- Fever resolved without additional NSAIDs or steroids

Significant Autoimmune and Inflammatory Response

- Significant reductions in anti-dsDNA, anti-ssDNA and HMGB1

Leukocyte Levels Trended Toward Normalization

- Median leukocyte count increased from 3.95 to 5.2 × 10^9/Lp=0.078

Indicator	Before	After 3 NucleoCapture® Treatments
SLEDAI, Me [25th; 75th percentiles]	17.5 [10; 25]	8.0 [4; 12]
Leukocytes, ×10^9/µL, Me [25th; 75th percentiles]	3.95 [2.4; 5.1]	5.2 [3.8–5.5]
ESR, mm/h, Me [25th; 75th percentiles]	25 [18; 40]	16 [12; 18]
IgG, g/L, Me [25th; 75th percentiles]	12.9 [9; 17.5]	10.225 [7.3; 15.95]
Anti-dsDNA, IU/mL, Me [25th; 75th percentiles]	592.5 [42; 784]	342.2 [54.1; 684]
Anti-ssDNA, IU/mL, Me [25th; 75th percentiles]	392 [297.1; 584.1]	249.4 [123; 422.8]
HMGB1, ng/mL, Me [25th; 75th percentiles]	5.59 [0.89; 10.5]	0.465 [0.195; 3.47]

Standard of Care Treatment Typically Takes 6 Months to Achieve Comparable Reductions of Disease Activity[1]

1. Aringer M, et al. Lupus Sci Med. 2025;12(1):e001336. doi:10.1136/lupus-2024-001336

20

21 SLE: Quality - of - Life Improvements in Patients with SLE Flares After The Course of Procedures Before Improvement in Key Indicator Lupus QoL 76.6 [51.6; 92.2] 57.8 [42.2; 67.2] Physical Health ( ↑ = Improvement) 87.5 [66.7; 91.7] 58.3 [41.7; 70.8] Pain ( ↑ = Improvement) 54.2 [16.7; 83.3] 58.3 [25; 79.2] Planning ( ↓ = Improvement) 56.3 [25; 75] 65.5 [25; 93.8] Intimate Relationships ( ↓ = Improvement) 62.5 [37.5; 79.2] 54.2 [20.8; 75] Burden to Others ( ↑ = Improvement) 75.0 [52.1; 85.4] 60.4 [25; 77.1] Emotional Health ( ↑ = Improvement) 62.5 [54.2; 85] 75.8 [56.7; 91.3] Body Image ( ↓ = Improvement) 65.6 [25.0; 78.1] 53.1 [15.6; 71.9] Fatigue Improvement ( ↑ = Improvement) HADS 4 [3; 13] 9 [6; 15] HADS — Anxiety 6 [1; 8] 7 [3.5; 10] HADS — Depression FACIT - Fatigue 37.5 [20.5; 46.5] 24.5 [14.5; 37] Total FACIT - Fatigue Score In a retrospective analysis, patients (n=10) reported broad quality - of - life improvements, with a statistically significant reduction in anxiety. Positive clinical outcomes in 20+ compassionate use cases in patients with neurolupus, ANCA vasculitis, antiphospholipid syndrome, juvenile polyarteritis nodosa.

Upcoming Pivotal Multicenter Study in EU and Hong Kong for Treatment of SLE

SANTERSUS | Xenetic BIOSCIENCES

Anticipated Development Path to Potential Commercialization in US and EU

Study Design

Number of Subjects: up to 110 with active SLE, SLEDAI-2K score ≥ 8

Treatment: SoC or SoC + NucleoCapture®

Randomized: 1:1

Primary Effectiveness Endpoint:
Proportion of participants achieving a SLE Responder Index 4 (SRI-4) response at D30

Secondary Effectiveness Endpoint:

- Control of Type II symptoms
- Reduction of corticosteroid usage

Anticipated Development Path to Potential Commercialization in US and EU

- First Patient In – Q1 2027
- Q4 2027 – Interim Analysis
- Distribution Agreement Executed – Q4 2027
- Q4 2028 – Enrollment Completed
- EU Regulatory Submission – Q4 2028
- Q4 2029 – CE Certification and EU Market Launch
- Initiate US Pivotal Study with Potential Partner – Q3 2029

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SANTERSUS | Xenetic BIOSCIENCES

Demonstrated Sustained cfDNA Reduction and Metabolic Recovery in Discarded Human Livers

Eight discarded extended-criteria donor human livers underwent 12 hours of OrganOx metra® NMP with NucleoCapture, followed by six hours of whole-blood reperfusion modeling

~84% Reduction in Circulating NETs

13.54 ± 8.53 to 2.21 ± 0.69 µg/mL
From hour 1 to hour 12 of NMP

~67% Reduction in Lactate

5.30 ± 3.56 to 1.75 ± 0.86 mmol/L
Significant lactate clearance during NMP, $p=0.011$

Significant reduction in circulating neutrophils during the first 60 minutes of whole-blood reperfusion



During NMP*, NucleoCapture® is designed to remove NETs, helping prevent microcirculatory collapse and inflammation in the graft.

Path to Potential FDA Approved Integration with OrganOx Metra

- **Q1 2027** – Exclusive License and Supply Agreement
- **Q3 2027** – sPMA Submission
- **Q3 2028** – sPMA Approval and US Market Launch

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24 DNase Improves In Vivo Efficacy of CAR T Cells Mice treated by CAR19 T cells in combination with DNase demonstrate improved survival and primary tumor clearance in leukemia and lymphoma models with improved CAR19 T cells expansion and persistence DNase survival benefit in mouse model of human lymphoma ( NSG/Raji) Enhanced CAR19 T cells Expansion and Persistence In vivo tracking of CAR19 T cells in mouse model of human lymphoma ( NSG/Raji)

Investigator-Initiated Study in Large B-Cell Lymphoma

SANTERSUS | Xenetic BIOSCIENCES

Tel-Aviv Sourasky Medical Center

Study Design

Number of Subjects

12 subjects with stable/progressive LBCL prior to lymphodepletion

Treatment

CAR T cells (tisagenlecleucel, axicabtagene ciloleucel or lisocabtagene maraleucel) in combination with DNase

Primary Effectiveness Endpoint

CRR (complete response rate) at 1 month post CAR T infusion

Secondary Effectiveness Endpoint

- ORR at 1 and 3 months after CART
- PFS at 12 months post CAR T cells
- Duration of response (DOR)
- Overall survival (OS) at 12 months post CAR T cells
- Frequency and severity of CAR T related adverse events (CRS ICANS, TLS)

Anticipated Development Path

- **Completion of Enrollment** – Q2 2027
- **Primary Efficacy Readouts** – Q2 2027
- **Secondary Efficacy Readouts** – Q2 2028
- **Initiate US Phase 2 Study with Potential Partner** – Q3 2028

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